UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                       (Date of earliest event reported):

                                November 24, 2003



                                 ANTIGENICS INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE           000-29089                    06-1562417

 (State or other jurisdiction of (Commission file number)     (I.R.S. Employer
  incorporation of organization)                             Identification No.)

                          630 FIFTH AVENUE, SUITE 2100
                            NEW YORK, NEW YORK 10111
              (Address of principal executive offices and zip code)

                                 (212) 994-8200
              (Registrant's telephone number, including area code)





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Item 5.  Other Events

      On November 24, 2003, the Company announced that the US Food and Drug Administration (FDA) has lifted the partial clinical hold on the two Phase III clinical trials of the company's personalized cancer vaccine Oncophage(R) (HSPPC-96). The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

               (c) Exhibits:

                      99.1     Press Release dated November 24, 2003





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ANTIGENICS INC.

Date: November 24, 2003                   By: /s/ Garo H. Armen
                                              -----------------
                                            Garo H. Armen, Ph.D.
                            Chairman and Chief Executive Officer




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                                  EXHIBIT INDEX


         The following designated exhibits are filed herewith:

         Exhibits:

         99.1                       Press Release dated November 24, 2003